UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21346

Name of Fund:  Muni New York Intermediate Term Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Muni New York Intermediate Term Duration Fund, Inc., 800 Scudders
Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Muni New York
Intermediate Duration
Fund, Inc.


Annual Report
May 31, 2004



Muni New York Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Muni New York Intermediate Duration Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Muni New York Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Muni New York Intermediate Duration Fund, Inc.



The Benefits and Risks of Leveraging


Muni New York Intermediate Duration Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of May 31, 2004, none of the Fund's total net assets were invested in inverse floaters.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.




MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended May 31, 2004, the Lehman Brothers Municipal Bond Index posted respective returns of -.22% and -.03%. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, returned +.60% for the six-month period and -.44% for the 12-month period ended May 31, 2004. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, generally mimicking the movement of U.S. Treasury yields. Given their tax-exempt status, however, municipal bonds continued to be an attractive fixed income investment alternative.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front - previously a dim spot in an otherwise bright economic picture - helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



A Discussion With Your Fund's Portfolio Manager


We maintained the portfolio's defensive stance throughout the period, as we believe this positioning readies the Fund for relative outperformance once interest rates begin to rise.


Describe the recent market environment relative to municipal bonds.

Amid considerable volatility, yields on long-term fixed income securities moved higher over the past 12 months as bond prices - which move opposite of yields - fell. The rise in bond yields was largely driven by robust economic activity and long-awaited job growth.

At the end of May, long-term bond yields had risen to 5.35%, an increase of nearly 100 basis points (1.00%) over the 12-month period. Ten-year U.S. Treasury note yields ended May at 4.65%, an increase of more than 125 basis points during the past year. Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose approximately 55 basis points over the past 12 months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 65 basis points to 4.99% while yields on 10-year, AAA-rated issues increased more than 80 basis points to 3.95%, according to Municipal Market Data.

The more marked increase in 10-year municipal bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. Overall, in the past 12 months, nearly
$385 billion in long-term tax-exempt bonds was issued, comparable to the prior year's issuance. In more recent months, however, the pace of underwriting has quickened. More than $92 billion in long-term municipal obligations was marketed in the past three months, an increase of more than 12.5% compared to the same period a year ago.


Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's, AA from Standard & Poor's and AA- from Fitch. While the Moody's and Fitch ratings carry stable trends, Standard & Poor's applies a negative trend to the state's credit rating.

Despite spending cuts and significant increases in personal and sales tax rates, the state relied on one-time revenues, particularly $4.2 billion in proceeds from tobacco settlement revenue bonds, to close its budget gap in the 2003-2004 fiscal year. The state faces a $5 billion budget deficit for the 2004-2005 fiscal year (which began April 1). Recommendations for closing the gap include cutting $2.6 billion in spending and using $1.5 billion in non-recurring sources, significantly less than the prior two fiscal years. Adopting and maintaining a balanced budget will be especially difficult given political resistance to additional tax increases and cuts in popular programs, pressures from local governments for pension and Medicaid relief, and the lack of readily available one-time revenue sources. Structural balance may be further complicated by a pending court ruling on equitable school funding that could add up to $2 billion in annual education spending. However, the state historically has been able to close prior budget gaps with a mix of tax increases, spending cuts and non-recurring revenues.


How has the Fund performed since its inception?

Since inception (August 1, 2003) through May 31, 2004, the Common Stock of Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.97% and 5.61%, based on a period-end per share net asset value of $14.45 and a per share market price of $12.79, respectively, and $.600 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.71%, based on a change in per share net asset value from $14.33 to $14.45, and assuming reinvestment of $.540 per share ordinary income dividends.

For the six-month period ended May 31, 2004, the total investment return on the Fund's Common Stock was -.72%, based on a change in per share net asset value from $14.93 to $14.45, and assuming reinvestment of $.36 per share income dividends.

The average yield for the Fund's Auction Market Preferred Stock
(AMPS) from August 1, 2003 to May 31, 2004 was .90%.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



The Fund's total return, based on net asset value, since inception through May 31, 2004, lagged the +7.10% average return of the Lipper category New York Municipal Debt Funds for the same period. (Funds in this Lipper category limit their investment to securities exempt from taxation in New York or a city in New York.) Throughout the period, the Fund was positioned to be less responsive to interest rate changes than the average New York Lipper universe fund. Although this strategy contributes to a lower relative total return than the Lipper category in a period generally characterized by falling interest rates (since the Fund's inception on August 1, 2003), we believe it effectively positions the Fund for lower volatility and relative outperformance when interest rates eventually rise. In fact, our forecast is for rising long-term interest rates in the months ahead.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


How have you managed the Fund since its inception?

Our market outlook has not changed since the Fund's inception in August 2003. We continue to believe that short-term interest rates are at unsustainably low levels and will need to rise as the Federal Reserve Board seeks to balance the risks of inflation and deflation.

During the Fund's "ramp-up" phase, we were focused on investing the initial assets in a diversified portfolio that would offer attractive market rates while avoiding excessive risk. Once that goal was accomplished, we began to look to capitalize on opportunities to trade the market and to increase the distribution accrual of the Fund in order to enhance the level of income provided to shareholders. We expect higher interest rates and market volatility to help us in these objectives. Higher bond interest rates would allow us an opportunity to swap into higher-yielding bonds, and interest rate volatility increases the inefficiencies of the municipal market, thereby providing greater trading opportunities. We also have started to overweight credits and sectors we expect to outperform, such as lower-quality and corporate credits as well as housing bonds and recognizable retail names.

Since its inception, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. Currently, the Federal Reserve Board appears poised to begin raising short-term interest rates. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.78% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remained defensively structured at period-end, and expect to maintain that stance over the next several months. In our opinion, the economy is on track for continued growth, which we expect should push interest rates higher over time. The portfolio's defensive positioning and attractive distribution rate should cushion the Fund from the negative price impact associated with higher interest rates, and may ultimately serve to benefit relative performance.


Timothy T. Browse
Portfolio Manager

June 22, 2004



We are pleased to announce that Timothy T. Browse, CFA, was named portfolio manager of the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since April 19, 2004. Mr. Browse is a Vice President and portfolio manager with the Tax-Exempt Fixed Income group of Merrill Lynch Investment Managers, L.P. Previously, he was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co.
from 2000 to 2003, and Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments                                                                                      (In Thousands)

             S&P        Moody's     Face
             Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
New York--135.9%

               AAA        Aaa    $ 1,000   Albany, New York, Municipal Water Finance Authority, Second
                                           Resolution Revenue Bonds, Series B, 5.25% due 12/01/2023 (c)           $   1,025

               NR*        NR*        500   Dutchess County, New York, IDA, Civic Facility Revenue Bonds
                                           (Saint Francis Hospital), Series B, 7.25% due 3/01/2019                      491

               NR*        Aaa      1,155   Erie County, New York, GO, Public Improvement, Series A, 6%
                                           due 7/01/2012 (a)                                                          1,312

               NR*        NR*      2,000   Erie County, New York, IDA, Life Care Community Revenue Bonds
                                           (Episcopal Church Home), Series A, 5.875% due 2/01/2018                    2,011

               AAA        Aaa      3,835   Erie County, New York, IDA, School Facility Revenue Bonds (City of
                                           Buffalo Project), 5.75% due 5/01/2024 (b)                                  4,114

               BBB        A3       2,000   Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding
                                           Bonds (American Refinery--Fuel Co. Project), 5% due 12/01/2010             2,102

               NR*        Aa3      1,615   New York City, New York, City Housing Development Corporation,
                                           Presidential Revenue Bonds (The Animal Medical Center), Series A,
                                           5.50% due 12/01/2033                                                       1,640

               BBB-       NR*      1,415   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                           (PSCH Inc. Project), 6.20% due 7/01/2020                                   1,460

               NR*        NR*      1,000   New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc.
                                           Project), AMT, 7.95% due 1/01/2028                                         1,047

                                           New York City, New York, City IDA, Special Facilities Revenue Bonds,
                                           AMT:
               BB-        Ba2      1,000      (British Airways PLC Project), 7.625% due 12/01/2032                      955
               CCC+       NR*      1,000      (Continental Airlines Inc. Project), 8.375% due 11/01/2016                951
               B-         Caa1       730      (Northwest Airlines Inc.), 6% due 6/01/2027                               521

               AA         Aa2      1,000   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Refunding Bonds, Series A, 5.25% due
                                           6/15/2011                                                                  1,097

                                           New York City, New York, City Transitional Finance Authority, Future
                                           Tax Secured Revenue Bonds, Series C:
               AA+        Aa2         20      5.50% due 5/01/2009 (g)                                                    22
               AA+        Aa2      2,980      5.50% due 5/01/2025                                                     3,085

                                           New York City, New York, GO, Refunding:
               A          A2       1,000      Series F, 5.25% due 8/01/2009                                           1,079
               AAA        Aaa      2,000      Series G, 5.50% due 8/01/2012 (d)                                       2,217

                                           New York City, New York, GO, Series J:
               AAA        A2       1,500      5.25% due 5/15/2018 (c)                                                 1,591
               A          A2       3,000      5.50% due 6/01/2021                                                     3,148

               CCC        Caa2     1,500   New York City, New York, IDA, Special Facilities Revenue Bonds
                                           (1990 American Airlines Inc. Project), AMT, 5.40% due 7/01/2020              900

               A          NR*        500   New York City, New York, Trust for Cultural Resources Revenue
                                           Bonds (Museum of American Folk Art), 6.125% due 7/01/2030                    517

                                           New York State Dormitory Authority Revenue Bonds:
               NR*        A3       1,500      (North Shore Long Island Jewish Group), 5% due 5/01/2013                1,561
               NR*        Baa1     1,735      (Winthrop S. Nassau University), 5.50% due 7/01/2011                    1,874



Portfolio Abbreviations


To simplify the listings of Muni New York Intermediate Duration
Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
TAN      Tax Anticipation Notes



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

             S&P        Moody's     Face
             Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
New York (concluded)

                                           New York State Dormitory Authority, Revenue Refunding Bonds:
               NR*        A3     $ 1,360      (Lenox Hill Hospital Obligation Group), 5.25% due 7/01/2010         $   1,477
               NR*        A3       1,305      (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2017             1,385
               BB         Ba1      1,000      (Mount Sinai Health), Series A, 6.50% due 7/01/2015                     1,012
               BB         Ba1      1,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2018                    1,014
               AAA        Aaa      4,000      (North Shore University Hospital), 5.20% due 11/01/2017 (c)             4,184
               AAA        Aaa      2,500      Series B, 5.25% due 11/15/2026 (a)                                      2,675
               AA-        A3       1,000      (State University Educational Facilities), Series A, 5.50%
                                              due 5/15/2013                                                           1,109

               AAA        Aaa      1,000   New York State Environmental Facilities Corporation, State Clean
                                           Water and Drinking Revolving Funds Revenue Bonds, Series G, 5.25%
                                           due 10/15/2014                                                             1,080

               AA         A2       2,100   New York State, GO, Refunding, Series C, 5% due 4/15/2014                  2,244

               AA-        NR*      2,355   New York State, HFA, Service Contract Revenue Refunding Bonds,
                                           Series K, 5% due 9/15/2009                                                 2,532

               AAA        Aaa      3,500   New York State Local Government Assistance Corporation, Revenue
                                           Refunding Bonds, Sub-Lien, Series A-1, 5% due 4/01/2012 (b)                3,798

               A+         NR*      2,000   New York State Municipal Bond Bank Agency, Special School Purpose
                                           Revenue Bonds, Series C, 5.25% due 12/01/2018                              2,074

                                           New York State Thruway Authority, Highway and Bridge Trust Fund
                                           Revenue Bonds, Series C:
               AAA        Aaa      2,500      5.25% due 4/01/2015 (e)                                                 2,654
               AA-        A1       1,575      5% due 4/01/2018                                                        1,611

               AAA        Aaa      1,000   New York State Thruway Authority, Highway and Bridge Trust Fund,
                                           Revenue Refunding Bonds, Series B, 5.25% due 4/01/2014 (e)                 1,077

               AA-        A3       3,000   New York State Urban Development Corporation, Correctional and
                                           Youth Facilities Services Revenue Refunding Bonds, Series A, 5% due
                                           1/01/2017                                                                  3,186

               A          A2       2,000   New York State Urban Development Corporation Revenue Bonds,
                                           Subordinate Lien, Corporation Purpose, Series A, 5.125% due 7/01/2019      2,031

               AAA        Aaa      1,000   Niagara Falls, New York, Public Water Authority, Water and Sewer
                                           System Revenue Bonds, Series A, 5.50% due 7/15/2026 (c)                    1,038

               AA         NR*      2,000   Saratoga County, New York, IDA, Civic Facility Revenue Bonds
                                           (The Saratoga Hospital Project), Series B-1, 5.75% due 12/01/2023 (f)      2,096

                                           Saratoga County, New York, IDA, Civic Facility Revenue Refunding
                                           Bonds (The Saratoga Hospital Project), Series A (f):
               AA         NR*        365      4.375% due 12/01/2013                                                     372
               AA         NR*        380      4.50% due 12/01/2014                                                      387
               AA         NR*        395      4.50% due 12/01/2015                                                      397

               NR*        NR*      1,000   Schenectady, New York, GO, TAN, 6.25% due 12/30/2004                         997

               NR*        NR*      1,330   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogen
                                           Partners Facility), AMT, 4.875% due 1/01/2008                              1,362

                                           Tobacco Settlement Financing Corporation of New York, Asset-Backed
                                           Revenue Bonds, Series A-1:
               AA-        NR*      1,000      5.25% due 6/01/2013                                                     1,046
               AA-        NR*      1,000      5.25% due 6/01/2016                                                     1,042

               AA-        NR*      1,000   Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                           Series C-1, 5.50% due 6/01/2022                                            1,042

                                           Tompkins County, New York, IDA, Care Community Revenue Refunding Bonds
                                           (Kendal at Ithaca), Series A-2:
               BBB        NR*        250      5.75% due 7/01/2018                                                       256
               BBB        NR*      1,000      6% due 7/01/2024                                                        1,029

               NR*        Aaa        500   Webster, New York, Central School District, GO, Refunding, 4.75% due
                                           6/15/2021 (b)                                                                499

               NR*        NR*      1,165   Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                           (Special Needs Facilities Pooled Program), Series E-1, 5.50% due
                                           7/01/2007                                                                  1,164


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

             S&P        Moody's     Face
             Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Guam--1.7%

               AAA        Aaa    $ 1,000   A.B. Won Guam International Airport Authority, General Revenue
                                           Refunding Bonds, AMT, Series C, 5.25% due 10/01/2022 (c)               $   1,027


Puerto Rico--9.6%

                                           Children's Trust Fund Project of Puerto Rico, Tobacco Settlement
                                           Revenue Refunding Bonds:
               BBB        Baa3       750      5% due 5/15/2011                                                          729
               BBB        Baa3     1,075      5.375% due 5/15/2033                                                      918

               A-         Baa1     2,000   Puerto Rico Commonwealth, Public Improvement Refunding Bonds, GO,
                                           Series C, 5% due 7/01/2018                                                 2,123

               BBB+       Baa2     2,000   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                           Appropriation, Series E, 5.70% due 8/01/2025                               2,084


Virgin Islands--0.9%

               BBB-       Baa3       500   Virgin Islands Government Refinery Facilities Revenue Refunding Bonds
                                           (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                            528

                                           Total Municipal Bonds (Cost--$89,196)--148.1%                             89,999



                                  Shares
                                    Held   Short-Term Securities
                                     610   CMA New York Municipal Money Fund (h)                                        610

                                           Total Short-Term Securities (Cost--$610)--1.0%                               610

               Total Investments (Cost--$89,806)--149.1%                                                             90,609
               Other Assets Less Liabilities--1.9%                                                                    1,176
               Preferred Stock, at Redemption Value--(51.0%)                                                       (31,007)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $  60,778
                                                                                                                  =========

*Not Rated.

++Ratings of issues shown are unaudited.

(a)AMBAC Insured.

(b)FSA Insured.

(c)MBIA Insured.

(d)XL Capital Insured.

(e)FGIC Insured.

(f)Radian Insured.

(g)Prerefunded.

(h)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)

                                         Net          Dividend
Affiliate                              Activity        Income

CMA New York Municipal
   Money Fund                            610            $10


Forward interest rate swaps entered into as of May 31, 2004 were as follows:

                                                 (in Thousands)

                                       Notional      Unrealized
                                        Amount      Appreciation
Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap and pay a
fixed rate of 3.919%

Broker, J.P. Morgan Chase Bank
Expires July 2014                      $13,000          $74


See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Statement of Net Assets

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$89,196,270)                  $    89,999,461
           Investments in affiliated securities, at value (identified cost--$609,588)                               609,588
           Cash                                                                                                      43,500
           Unrealized appreciation on forward interest rate swaps                                                    74,113
           Receivables:
           Interest                                                                       $     1,456,290
           Dividends from affiliates                                                                    8         1,456,298
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        214,611
                                                                                                            ---------------
           Total assets                                                                                          92,397,571
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                               488,565
               Dividends to Common Stock shareholders                                              72,165
               Investment adviser                                                                  28,403
               Other affiliates                                                                       808           589,941
                                                                                          ---------------
           Accrued expenses                                                                                          22,747
                                                                                                            ---------------
           Total liabilities                                                                                        612,688
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (1,240 Series F7 Shares of AMPS* issued and outstanding at
           $25,000 per share liquidation preference)                                                             31,007,266
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $    60,777,617
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (4,206,435 shares issued and outstanding)                 $       420,644
           Paid-in capital in excess of par                                                                      59,209,468
           Undistributed investment income--net                                           $       327,592
           Accumulated realized capital losses on investments--net                               (57,391)
           Unrealized appreciation on investments--net                                            877,304
                                                                                          ---------------
           Total accumulated earnings--net                                                                        1,147,505
                                                                                                            ---------------
           Total--Equivalent to $14.45 net asset value per share of Common Stock
           (market price--$12.79)                                                                           $    60,777,617
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Statement of Operations

For the Period August 1, 2003++ to May 31, 2004
Investment Income

           Interest                                                                                         $     3,229,636
           Dividends from affiliates                                                                                 10,401
                                                                                                            ---------------
           Total income                                                                                           3,240,037
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       415,201
           Commission fees                                                                         57,660
           Accounting services                                                                     45,071
           Directors' fees and expenses                                                            24,561
           Transfer agent fees                                                                     21,710
           Professional fees                                                                       20,509
           Printing and shareholder reports                                                        12,487
           Custodian fees                                                                           6,861
           Pricing fees                                                                             6,743
           Other                                                                                   10,484
                                                                                          ---------------
           Total expenses before waiver                                                           621,287
           Waiver of expenses                                                                   (199,517)
                                                                                          ---------------
           Total expenses after waiver                                                                              421,770
                                                                                                            ---------------
           Investment income--net                                                                                 2,818,267
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

           Realized loss on investments--net                                                                       (57,391)
           Unrealized appreciation on investments--net                                                              877,304
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                   819,913
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (233,616)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     3,404,564
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Statement of Changes in Net Assets

                                                                                                            For the Period
                                                                                                           August 1, 2003++
                                                                                                              to May 31,
Increase (Decrease) in Net Assets:                                                                               2004
Operations

           Investment income--net                                                                           $     2,818,267
           Realized loss on investments--net                                                                       (57,391)
           Unrealized appreciation on investments--net                                                              877,304
           Dividends to Preferred Stock shareholders                                                              (233,616)
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   3,404,564
                                                                                                            ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                               (2,257,059)
                                                                                                            ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders                     (2,257,059)
                                                                                                            ---------------

Stock Transactions

           Net proceeds from issuance of Common Stock                                                            59,806,875
           Offering costs resulting from the issuance of Common Stock                                             (125,250)
           Offering and underwriting costs resulting from the issuance of Preferred Stock                         (513,526)
           Value of shares issued to Common Stock shareholders in reinvestment of dividends                         362,010
                                                                                                            ---------------
           Net increase in net assets derived from stock transactions                                            59,530,109
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                               60,677,614
           Beginning of period                                                                                      100,003
                                                                                                            ---------------
           End of period*                                                                                   $    60,777,617
                                                                                                            ===============
               *Undistributed investment income--net                                                        $       327,592
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Financial Highlights

The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                     August 1, 2003++
                                                                                                              to May 31,
Increase (Decrease) in Net Asset Value:                                                                          2004
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         14.33
                                                                                                            ---------------
           Investment income--net                                                                                       .68
           Realized and unrealized gain on investments--net                                                             .19
           Dividends to Preferred Stock shareholders from investment income--net                                      (.06)
                                                                                                            ---------------
           Total from investment operations                                                                             .81
                                                                                                            ---------------
           Less dividends to Common Stock shareholders from investment income--net                                    (.54)
                                                                                                            ---------------
           Capital charge resulting from issuance of Common Stock                                                     (.03)
                                                                                                            ---------------
           Capital charge and underwriting costs resulting from issuance of Preferred Stock                           (.12)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         14.45
                                                                                                            ===============
           Market price per share, end of period                                                            $         12.79
                                                                                                            ===============

Total Investment Return**

           Based on market price per share                                                                      (11.46%)+++
                                                                                                            ===============
           Based on net asset value per share                                                                      4.71%+++
                                                                                                            ===============

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver***                                                                           .81%*
                                                                                                            ===============
           Total expenses***                                                                                         1.19%*
                                                                                                            ===============
           Total investment income--net***                                                                           5.40%*
                                                                                                            ===============
           Amount of dividends to Preferred Stock shareholders                                                        .45%*
                                                                                                            ===============
           Investment income--net, to Common Stock shareholders                                                      4.95%*
                                                                                                            ===============

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of waiver                                                                              .55%*
                                                                                                            ===============
           Total expenses                                                                                             .81%*
                                                                                                            ===============
           Total investment income--net                                                                              3.68%*
                                                                                                            ===============

Ratios Based on Average Net Assets of Preferred Stock++++

           Dividends to Preferred Stock shareholders                                                                  .96%*
                                                                                                            ===============


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Financial Highlights (concluded)

                                                                                                            For the Period
                                                                                                           August 1, 2003++
The following per share data and ratios have been derived                                                     to May 31,
from information provided in the financial statements.                                                           2004
Supplemental Data

           Net assets applicable to Common Stock, end of period (in thousands)                              $        60,778
                                                                                                            ===============
           Preferred Stock outstanding, end of period (in thousands)                                        $        31,000
                                                                                                            ===============
           Portfolio turnover                                                                                        21.02%
                                                                                                            ===============

Leverage

           Asset coverage per $1,000                                                                        $         2,961
                                                                                                            ===============

Dividends Per Share on Preferred Stock Outstanding++++

           Series F7--Investment income--net                                                                $           188
                                                                                                            ===============

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Commencement of operations.

++++The Fund's Preferred Stock was issued on August 20, 2003.

+++Aggregate total investment return.

See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Muni New York Intermediate Duration Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Prior to commencement of operations on August 1, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 6,981 shares of Common Stock on July 17, 2003 to Fund Asset Management, L.P. ("FAM") for $100,003. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.
("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock.

FAM has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:

                                          Fee Waiver
                                    (As a Percentage
                                    of Average Daily
                                         Net Assets)

Years 1 through 5                               .15%
Year 6                                          .10%
Year 7                                          .05%
Year 8 and thereafter                           .00%


For the period August 1, 2003 to May 31, 2004, FAM earned fees of
$415,201, of which $199,517 was waived.

During the period August 1, 2003 to May 31, 2004, Merrill Lynch,
Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $310,000 in connection with the issuance of the Fund's Preferred Stock.

For the period August 1, 2003 to May 31, 2004, the Fund reimbursed FAM $1,475 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period August 1, 2003 to May 31, 2004 were $104,984,302 and $16,899,903, respectively.

Net realized gains (losses) for the period August 1, 2003 to May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments             $      504,109     $      803,191
Forward interest rate swaps            (561,500)             74,113
                                  --------------     --------------
Total                             $     (57,391)     $      877,304
                                  ==============     ==============


As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $819,258, of which $1,051,203 related to appreciated securities and $231,945 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $89,789,791.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period August 1, 2003 to May 31, 2004 increased by 4,175,000 from shares sold and 24,454 from reinvestment of dividends.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2004 was Series F7, 1.10%.

Shares issued and outstanding during the period August 1, 2003 to May 31, 2004 increased by 1,240 from issuance of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period August 1, 2003 to May 31, 2004, MLPF&S earned $57,660 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.060000 per share on June 29, 2004 to shareholders of record on June 14, 2004.


The tax character of distributions paid during the period from August 1, 2003 to May 31, 2004 was as follows:

                                                          5/31/2004

Distributions paid from:
   Tax-exempt income                                 $    2,490,675
                                                     --------------
Total distributions                                  $    2,490,675
                                                     ==============


As of May 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                 $      311,525
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           311,525
Capital loss carryforward                                 (57,391)*
Unrealized gains--net                                     893,371**
                                                     --------------
Total accumulated earnings--net                      $    1,147,505
                                                     ==============

*On May 31, 2004, the Fund had a net capital loss carryforward of $57,391, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of May 31, 2004 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    31.2%
AA/Aa                                      25.3
A/A                                        19.3
BBB/Baa                                     9.8
BB/Ba                                       3.3
B/B                                         0.6
CCC/Caa                                     2.0
NR (Not Rated)                              8.5



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni New York Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of net assets of Muni New York Intermediate Duration Fund, Inc., including the schedule of investments, as of May 31, 2004, and the related statements of operations and changes in net assets, and financial highlights for the period August 1, 2003 (commencement of operations) to May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muni New York Intermediate Duration Fund, Inc. at May 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period August 1, 2003 (commencement of operations) to May 31, 2004 in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
MetroPark, New Jersey
June 30, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by Muni New York Intermediate Duration Fund, Inc. during the taxable period ended May 31, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length of                                                Fund Complex   Directorships
                      Held with    Time                                                     Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*       President    2003 to    President of the Merrill Lynch Investment     126 Funds      None
P.O. Box 9011         and          present    Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,            Director                Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length of                                                Fund Complex   Directorships
                      Held with    Time                                                     Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Donald W. Burton      Director     2003 to    General Partner of the Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                      present    Limited Partnership (an investment            36 Portfolios  Inc.; ITC Holding
Princeton,                                    partnership) since 1979; Managing General                    Company, Inc.;
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds                  Knology, Inc.;
Age: 60                                       since 1983; Member of the Investment                         MainBancorp,
                                              Advisory Committee of the Florida State                      N.A.; PriCare,
                                              Board of Administration since 2001.                          Inc.; Symbion,
                                                                                                           Inc.


M. Colyer Crum        Director     2003 to    James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                      present    Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 71                                       Harvard Business School from 1971 to 1996.


Laurie Simon Hodrick  Director     2003 to    Professor of Finance and Economics, Graduate  23 Funds       None
P.O. Box 9095                      present    School of Business, Columbia University       36 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 41                                       Columbia University from 1996 to 1998.


David H. Walsh        Director     2003 to    Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095                      present    1993 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 The National Audubon Society since 1998;
Age: 62                                       Director, The American Museum of Fly
                                              Fishing since 1997.


Fred G. Weiss         Director     2003 to    Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                      present    1997; Vice President, Planning, Investment    36 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                   Inc.
NJ 08543-9095                                 1979 to 1997; Director of Michael J. Fox
Age: 62                                       Foundation for Parkinson's Research;
                                              Director of BTG International PLC (a global
                                              technology commercialization company) since
                                              2001.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(concluded)

                      Position(s)  Length of
                      Held with    Time
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice         1993 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President    present    1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,            and          and        Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011         Treasurer    1999 to
Age: 43                            present


Kenneth A. Jacob      Senior       2002 to    Managing Director of MLIM since 2000 and Director (Municipal Tax-Exempt Fund
P.O. Box 9011         Vice         present    Management) of MLIM from 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 53


Phillip S. Gillespie  Secretary    2003 to    First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                      present    to 2001; Vice President from 1999 to 2000 and Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street-7 West
New York, NY 10286



NYSE Symbol
MNE



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending May 31, 2004 - $36,500
                         Fiscal Year Ending May 31, 2003 - N/A

(b) Audit-Related Fees - Fiscal Year Ending May 31, 2004 - $24,500
                         Fiscal Year Ending May 31, 2003 - N/A

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -           Fiscal Year Ending May 31, 2004 - $5,200
                         Fiscal Year Ending May 31, 2003 - N/A

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - N/A

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending May 31, 2004 - $8,200
    Fiscal Year Ending May 31, 2003 - $100,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Donald W. Burton
M. Colyer Crum
Laurie Simon Hodrick
David H. Walsh
Fred G. Weiss

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni New York Intermediate Term Duration Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Muni New York Intermediate Term Duration Fund, Inc.


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Muni New York Intermediate Term Duration Fund, Inc.


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Muni New York Intermediate Term Duration Fund, Inc.


Date: July 19, 2004